Southcoast Financial Corporation
                                  News Release
                              Southcoast Announces
                               3rd Quarter Results

Mt. Pleasant, S.C., October 13, 2004 / PRNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB) announced unaudited pre-tax income of $2,880,000 and unaudited net income of $1,980,000, or $0.67 per basic share, for the nine months ending September 30, 2004. This compares to pre-tax income of $1,818,000 and net income of $1,162,000, or $0.69 per basic share for the same period ending September 30, 2003. The earnings per share for the quarter ending September 30, 2004 is based on average shares of 2,962,627 compared to 1,684,603 shares for the same period in 2003. The additional shares are primarily the result of the successful stock offering completed in November 2003. The offering provided the Corporation with $18.8 million of new capital and increased the number of shares by 1,104,000.

For the quarter ending September 30, 2004, unaudited pre-tax income was $1,034,000 and unaudited net income was $707,000, or $.24 per share. This compares to unaudited pre-tax income of $671,000 and unaudited net income of $428,000, or $.25 per share, for the same period ending September 30, 2003. The earnings per share for the quarter ending September 30, 2004 is based on average shares of 2,967,147 compared to 1,689,038 for the quarter ending September 30, 2003.

Total assets as of September 30, 2004 were $330.9 million compared to $233.4 million as of September 30, 2003. This is an increase of 41.8%. Total equity to total assets as of September 30, 2004 was 10.82%. Deposits increased to $227.6 million, up 35.2% from $168.4 million as of September 30, 2003. Loans during the same period grew 40.6% to $265.8 million. The allowance for loan losses as a percentage of loans was 1.05% as of September 30, 2004. Chairman and Chief Executive Officer L. Wayne Pearson said, "We are very pleased with the growth of the Corporation during this period. We have been able to utilize the capital raised in 2003 in an efficient manner." The strong loan and deposit growth continues to have a favorable impact on net interest income. Earnings per share have just about reached the same levels as reported prior to the sale of additional shares less than a year ago.

The Corporation currently has six branches and one stand alone ATM facility located at Patriots Point Naval and Maritime Museum in Mt. Pleasant S.C. The museum, located on Charleston Harbor, is one of the largest museums of its kind in the world and features the USS Yorktown aircraft carrier. A seventh branch in Goose Creek is planned to open before year-end. Expectations are that applications for two additional branches will be filed with the bank regulators during 2004. The branches will be located at 8420 Dorchester Road, North Charleston and a third Mt. Pleasant location on Highway 17N at the center of a rapidly developing area at the northern end of Mt. Pleasant S.C. "This branch expansion is consistent with our strategic focus to add additional branch locations in the future," Pearson noted.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state-chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on NASDAQ under the symbol SOCB. Information about the corporation is available on our web site, www.southcoastbank.com.

This press release  contains  forward-looking  statements  about branch openings
within  the  meaning  of  the   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements give our expectations or forecasts of future events.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.

SOURCE   Southcoast Financial Corporation
/ Contact Robert M. Scott, Executive Vice President and
   Chief Financial Officer, (843) 216-3012

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition
                 ( Dollars in thousands, except per share data)

                                                           Sept. 30        Sept. 30      December 31     December 31    December 31
                                                             2004            2003            2003             2002           2001
                                                             ----            ----            ----             ----           ----
                                                          (Unaudited)     (Unaudited)     (Audited)        (Audited)      (Audited)
Assets
Cash and due from banks ............................       $  8,606        $  5,955        $  5,550        $  5,490        $  6,627
Federal Funds sold .................................          5,974           5,686          12,031          14,583             560
Investments ........................................         27,198          17,114          22,048           7,263           8,283
Loans held for sale ................................          3,766           4,026             427           8,683           4,125
Loans:
 Commercial ........................................        131,735          96,515         113,621          78,793          45,409
 Mortgage ..........................................        133,413          90,362          84,214          52,475          46,655
 Consumer ..........................................          3,478           4,476           4,274           5,117           4,888
                                                           --------        --------        --------        --------        --------
  Total loans ......................................        268,626         191,353         202,109         136,385          96,952
Less: Allowance for loan Losses ....................          2,808           2,251           2,376           1,656           1,215
                                                           --------        --------        --------        --------        --------
Net loans ..........................................        265,818         189,102         199,733         134,729          95,737
Fixed assets .......................................         14,923           8,596           9,412           8,055           7,749
Other assets .......................................          4,574           2,939           3,671           2,366           1,228
                                                           --------        --------        --------        --------        --------
    Total Assets ...................................       $330,859        $233,418        $252,872        $181,169        $124,309
                                                           ========        ========        ========        ========        ========
Liabilities & Shareholders' Equity
Deposits:
 Non interest bearing ..............................       $ 29,060        $ 19,616        $ 19,646        $ 17,393       $ 12,667
 Interest bearing ..................................        198,525         148,773         146,567         115,262         69,189
                                                           --------        --------        --------        --------       --------
  Total deposits ...................................        227,585         168,389         166,213         132,655         81,856
FHLB borrowings ....................................         53,000          38,600          41,100          23,500         30,400
Other borrowings ...................................         12,500          11,000          11,000          11,000              0
Other liabilities ..................................          2,164           1,672           1,149           1,304            504
                                                           --------        --------        --------        --------       --------
   Total liabilities ...............................        295,249         219,661         219,462         168,459        112,760

Shareholders' Equity
 Common Stock ......................................         34,049          11,336          33,298          12,330         11,340
 Retained Earnings .................................          1,561           2,421             112             380            209
                                                                           --------        --------        --------       --------
   Total shareholders' equity ......................         35,610          13,757          33,410          12,710         11,549
                                                           --------        --------        --------        --------       --------
   Total Liabilities and
    Shareholders' Equity ...........................       $330,859        $233,418        $252,872        $181,169       $124,309
                                                           ========        ========        ========        ========       ========

Book value per share ...............................       $  12.00           $8.16**        $11.33**          $8.32**    $   7.59**

Allowance for loan losses to Loans Ratio ...........           1.05%           1.18%           1.18%           1.21%          1.25%

** Adjusted for a 10% stock dividend in 2004 and 2002, and a 10% and a 5% stock dividend in 2003

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                (Dollars in thousands, except earnings per share)

                                                                       Nine Months Ended                      Three Months Ended
                                                                       -----------------                      ------------------
                                                                Sept. 30,            Sept. 30,         Sept. 30,          Sept. 30,
                                                                  2004                 2003               2004              2003
                                                                  ----                 ----               ----              ----
                                                               (Unaudited)         (Unaudited)        (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ........................          $   11,036          $    8,629          $    4,031          $    3,146

 Interest on investments ...........................                 712                 257                 292                  92
 Interest on Fed funds sold ........................                  71                 106                  10                  19
                                                              ----------          ----------          ----------          ----------
   Total interest income ...........................              11,819               8,992               4,333               3,257

Interest expense ...................................               4,163               3,401               1,537               1,176
                                                              ----------          ----------          ----------          ----------
   Net interest income .............................               7,656               5,591               2,796               2,081
Provision for loan losses ..........................                 467                 605                 222                 180
                                                              ----------          ----------          ----------          ----------
   Net interest after provision ....................               7,189               4,986               2,574               1,901

Other noninterest income ...........................               1,119               1,422                 446                 438
                                                              ----------          ----------          ----------          ----------
   Total operating income ..........................               8,308               6,408               3,020               2,339

Noninterest expense
 Salaries and benefits .............................               3,203               2,810               1,181                 982
 Occupancy and equipment ...........................                 958                 785                 339                 263
 Other expenses ....................................               1,267                 995                 466                 423
                                                              ----------          ----------          ----------          ----------

   Total noninterest expense .......................               5,428               4,590               1,986               1,668

Income before taxes ................................               2,880               1,818               1,034                 671

Income tax expense .................................                 900                 656                 327                 243
                                                              ----------          ----------          ----------          ----------
Net income .........................................          $    1,980          $    1,162          $      707          $      428
                                                              ==========          ==========          ==========          ==========
Basic net income per common share ..................          $     0.67          $     0.69          $     0.24          $     0.25

Diluted net income per common share ................          $     0.66          $     0.66          $     0.23          $     0.24

Average number of common shares
    Basic ..........................................           2,962,627           1,684,603           2,967,147           1,689,038
    Diluted ........................................           3,003,826           1,761,619           3,008,682           1,771,499

                        Southcoast Financial Corporation
                         Selected Performance Indicators
                              For the Quarter Ended
                             (Dollars in Thousands)
                             (Except per share data)


                                              Sept.       June          March        Dec.        Sept.         June          March
                                              2004        2004          2004         2003        2003          2003           2003
                                              ----        ----          ----         ----        ----          ----           ----

Total assets ..........................   $  330,859   $  315,903   $  292,504   $  252,872   $  233,418   $  220,341    $  205,084
Total loans ...........................   $  265,818   $  234,158   $  209,188   $  202,536   $  195,379   $  185,279    $  147,630
Total deposits ........................   $  227,585   $  227,116   $  214,779   $  166,213   $  168,389   $  166,064    $  151,687

# of loan accounts ....................         2028        1,899        1,833        1,795        1,765        1,720         1,628
# deposit accounts ....................        7,091        6,963        6,773        6,019        6,011        5,765         5,539

Total accounts ........................        9,119        8,862        8,606        7,814        7,776        7,485         7,167

Net interest income ...................   $    2,796   $    2,525   $    2,335   $    2,268   $    2,081   $    1,939    $    1,570
Allowance for loan Losses .............   $    2,808   $    2,607   $    2,528   $    2,376   $    2,251   $    2,071    $    1,769
Non-performing assets to loans ........         0.67%        0.70%        0.39%        0.04%        0.07%        0.59%         0.35%
Net Income ............................   $      707   $      656   $      617   $      542   $      428   $      382    $      352
Earnings  per share (Basic) ** ........   $     0.24   $     0.22   $     0.21   $     0.25   $     0.25   $     0.23    $     0.21
Earnings  per share (Diluted) ** ......   $     0.23   $     0.22   $     0.21   $     0.24   $     0.24   $     0.22    $     0.19

Equity *** ............................   $   35,610   $   34,567   $   34,235   $   33,410   $   13,757   $   13,508    $   13,057
Book value per share ** ...............   $    12.00   $    11.66   $    11.55   $    11.33   $     8.98   $     8.79    $     8.55

# offices open ........................            6            6            6            5            5            5             5
# offices under construction ..........            1            1            1            2            2            2             1
# office sites purchased/under contract            2            2            2            1            1            1             2
ATM stand alone .......................            1            1            1            -            -            -

Full time equivalent personnel ........           77           75           73           68           69           71            60

Average shares adjusted ...............    2,967,147    2,965,206    2,956,802    2,372,295    1,689,038    1,684,310     1,673,192
Average diluted shares ................    3,008,682    2,999,851    2,990,877    2,419,541    1,771,499    1,762,448     1,753,840


                                                        Dec.        Sept.         June          March           Dec.         Sept.
                                                        2002        2002          2002           2002           2001          2001
                                                        ----        ----          ----           ----           ----          ----

Total assets ...................................   $  181,169    $  170,004    $  156,097    $  121,510    $  124,308    $  120,290
Total loans ....................................   $  145,068    $  125,467    $  122,572    $  100,296    $  101,077    $   95,822
Total deposits .................................   $  132,655    $  130,653    $  121,358    $   88,852    $   81,856    $   82,048

# of loan accounts .............................        1,590         1,498         1,473         1,341         1,300         1,238
# deposit accounts .............................        5,309         5,393         4,981         3,850         3,675         3,565

Total accounts .................................        6,899         6,891         6,454         5,191         4,975         4,803

Net interest income ............................   $    1,390    $    1,390    $    1,305    $    1,288    $    1,209    $    1,100
Allowance for loan Losses ......................   $    1,656    $    1,540    $    1,466    $    1,317    $    1,215    $    1,140
Non-performing assets to loans .................         0.07%         0.44%         0.83%         0.75%         0.81%         0.60%
Net Income .....................................   $      329    $      306    $      267    $      242    $      208    $      181
Earnings  per share (Basic) ** .................   $     0.20    $     0.18    $     0.16    $     0.15    $     0.13    $     0.11
Earnings  per share (Diluted) ** ...............   $     0.19    $     0.18    $     0.15    $     0.14    $     0.13    $     0.10

Equity *** .....................................   $   12,710    $   12,379    $   12,103    $   11,745    $   11,549    $   10,223
Book value per share ** ........................   $     8.32    $     8.15    $     7.97    $     7.74    $     7.59    $     7.41

# offices open .................................            5             5             5             4             4             3
# offices under construction ...................            0             0             0             1             1             2
# office sites purchased/under contract ........            2             2             2             1             1             1
ATM stand alone ................................            -             -             -             -             -             -

Full time equivalent personnel .................           61            59            55            57            50            46

Average shares adjusted ........................    1,671,969     1,670,027     1,677,288     1,668,506     1,546,577     1,669,267
Average diluted shares .........................    1,742,244     1,739,806     1,746,058     1,720,264     1,600,577     1,733,227

** Adjusted for 10% stock dividends in 2004, 2002 and 2001 and 10% and a 5% stock dividend in 2003.
*** Increases in December2003, December 2001 and September 2001 equity includes the effect of stock offerings during the quarter.